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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 RiboGene, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



               Delaware                                 94-309514
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 (State of Incorporation or Organization)           (I.R.S. Employer
                                                   Identification No.)

    26118 Research Road, Hayward, CA                       94545
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 (Address of principal executive office)                (Zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.: [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.: [ ]

Securities Act registration statement number to which this form relates:

                                   333-38781
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                                (if applicable)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 66 of the Prospectus included in Amendment No. 8 to the Registrant's Form S-1 Registration Statement, as amended (No. 333-38781), filed with the Securities and Exchange Commission (the "Commission") on May 27, 1998 and is incorporated herein by reference.

ITEM 2. EXHIBITS.

     EXHIBIT
     NUMBER       DESCRIPTION

     1.           Amended and Restated Articles of Incorporation of the
                  Registrant(1)

     2.           Bylaws of the Registrant(1)

     3. Certificate of Incorporation to be effective upon reincorporation in Delaware(1)

     4. Bylaws of the Registrant to be effective upon reincorporation in Delaware(1)

     5. Restated Certificate of Incorporation of the Registrant to be filed upon completion of this offering(1)

     6.           Specimen Common Stock Certificate(1)

     7. Section entitled "Description of Capital Stock," commencing at page 66 of the Prospectus included in Amendment No. 8 to the Registrant's Form S-1 Registration Statement, No. 333-38781, filed with the Securities and Exchange Commission on May 27, 1998.

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(1) Filed as an exhibit to the Registration Statement and incorporated herein by reference.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    RIBOGENE, INC.

Date:  May 27, 1998

                                    By: /s/ Timothy E. Morris
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                                        Timothy E. Morris
                                        Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)